UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  May 25, 2005

                           GIANT JR. INVESTMENTS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           0-32923                                       33-0198542
    (COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 2575 McCabe Way
                            Irvine, California 92614
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (949) 489-1711
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

The Registrant and Forest Glenneyre & Associates ("FG&A") agreed to terminate and cancel the Securities Exchange Agreement that they enter into on April 11, 2005 (the "Agreement"). The parties believed that the timing was not right for the transaction. The parties did leave open the possibility of additional negotiations in the future.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBTS

(c) Exhibits.

99.1     News Release by the Registrant on May 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GIANT JR. INVESTMENTS CORP.
                                        ----------------------------------------
                                                         REGISTRANT

                                        By:  /s/ Javan Khazali
Date:  May 26, 2005                          -----------------------------------
                                        Name:    Javan Khazali
                                                 Chief Executive Officer